Summary Prospectus February 1, 2015 American Century Investments® Zero Coupon 2025 Fund
Investor Class: BTTRX	Advisor Class: ACTVX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated February 1, 2015 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated September 30, 2014. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks the highest return consistent with investment in U.S. Treasury securities.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor
Management Fee	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.55%	0.80%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$56	$177	$308	$690
Advisor Class	$82	$256	$445	$990

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of the value of its net assets in zero-coupon securities. Typically, other than during the fund’s target maturity year, the fund intends to exceed this 80% requirement and be fully invested in zero-coupon securities.
The fund invests primarily in zero-coupon U.S. Treasury securities and their equivalents (including certain zero-coupon U.S. government agency securities), and may invest up to 20% of its assets in other zero-coupon U.S. government agency securities that are AAA-rated. Zero-coupon securities make no periodic interest or principal payments. Instead, they trade at a deep discount to their face value and all of the interest and principal is paid when the securities mature.
The fund is managed to mature in the year 2025 and will be liquidated near the end of its target maturity year. If shares of the fund are held until the fund is liquidated and all distributions are reinvested, the fund’s performance should be similar to an investment in a zero-coupon U.S. Treasury security with the same term to maturity as the fund. The advisor expects that shareholders who hold their shares until the fund is liquidated and reinvest all distributions will realize an investment return and maturity value that do not differ significantly from the anticipated growth rate (AGR) and anticipated value at maturity (AVM) calculated on the day the shares were purchased.

The fund’s anticipated growth rate is an estimate of the annualized rate of growth of the fund that an investor may expect from the purchase date to the fund’s weighted average maturity date.

The anticipated value at maturity is an estimate of the fund’s net asset value as of the fund’s weighted average maturity date. It is based on the maturity values of the zero-coupon securities held by the fund.

As of the fund’s most recent fiscal year end (September 30, 2014), the fund’s Investor Class AGR was 2.45% and its AVM was $116.01. The AGR and AVM for the Advisor Class will differ from that of the Investor Class, depending on the expenses of that class.
When determining whether to sell a security, the portfolio managers consider, among other things, the fund's average maturity, current and anticipated changes in interest rates, current valuation relative to alternatives in the market, general market conditions and any other factors deemed relevant by the portfolio managers.
Securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government. Zero-coupon U.S. government agency securities that are ultimately backed by securities or payment obligations of the U.S. Treasury and are considered by the market to be of comparable credit quality, such as Resolution Funding Corporation (REFCORP) bonds, are considered to be zero-coupon U.S. Treasury equivalents by the fund's managers. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank, are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies or instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations.
Principal Risks

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Interest Rate Risk – Investments in debt securities are sensitive to interest rate changes and zero coupon securities are more sensitive to interest rate changes than traditional coupon-bearing securities. Generally, when interest rates rise, the fund’s share value will decline. The opposite is true when interest rates decline. Funds with longer weighted average maturities are more sensitive to interest rate changes. A period of rising interest rates may negatively affect the fund's performance. Additionally, in extreme low interest rate environments, the fund’s expenses may exceed the yields on the securities in which the fund invests, resulting in a negative anticipated growth rate (AGR). You may lose money as a result of holding fund shares with a negative AGR.

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Unanticipated Capital Gains or Losses – When shareholders redeem their shares before the target maturity date, the fund may need to liquidate holdings to meet these redemptions and unanticipated capital gains or losses may result. The fund will distribute these capital gains or losses to all shareholders.

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Zero-Coupon U.S. Treasury Correlation – Although the fund's investment policies are designed to provide an investment that is similar to investing in a zero-coupon U.S. Treasury security that matures in the year 2025, a precise forecast of the fund's final maturity value and yield to maturity is not possible.

•	Market Risk – The value of the securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows results for a U.S. Treasury zero-coupon security (STRIPS Issue) with a maturity date similar to the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (3Q 2011): 24.74%         Lowest Performance Quarter (4Q 2010): -10.90%

Average Annual Total Returns For the calendar year ended December 31, 2014	1 year	5 years	10 years
Investor Class Return Before Taxes	16.50%	10.49%	7.38%
Return After Taxes on Distributions	15.25%	8.50%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	9.34%	7.72%	5.28%
Advisor Class Return Before Taxes	16.20%	10.21%	7.10%
11/15/2025 STRIPS Issue (reflects no deduction for fees, expenses or taxes)	17.05%	10.86%	8.36%
BofA Merrill Lynch 10+ Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	24.43%	9.77%	7.46%
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1983.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1987.
James E. Platz, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2003.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee-based accounts, and accounts through bank/trust and wealth management advisory organizations.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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